Exhibit 10.2


CLIFFORD                                          LIMITED LIABILITY PARTNERSHIP
CHANCE

                        THE ROYAL BANK OF SCOTLAND PLC
                                   as Lender

                             ARRAN FUNDING LIMITED
                                   as Issuer

                             THE BANK OF NEW YORK
                                as Note Trustee

           --------------------------------------------------------

                            EXPENSES LOAN AGREEMENT
                                  RELATING TO
                   ARRAN FUNDING MEDIUM TERM NOTE PROGRAMME

           --------------------------------------------------------

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                                   CONTENTS

CLAUSE                                                                     PAGE

1.     Interpretation.........................................................2

2.     The Facility...........................................................5

3.     Utilisation............................................................5

4.     Interest...............................................................6

5.     Repayment..............................................................7

6.     Prepayment.............................................................8

7.     Enforcement Event......................................................8

8.     Enforcement And Subordination..........................................9

9.     Fees..................................................................10

10.    Section 349 Bank......................................................10

11.    Assignment............................................................10

12.    Information, Benefit..................................................10

SCHEDULE 1     INITIAL ADVANCE AMORTISATION SCHEDULE.........................11

SCHEDULE 2     AMORTISATION SCHEDULE IN RELATION TO THE
               ADVANCE MADE ON [*]...........................................12

SCHEDULE 3     UTILISATION REQUEST...........................................13

SCHEDULE 4     UTILISATION NOTICE............................................14

SCHEDULE 5     UTILISATION CONFIRMATION......................................16

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THIS EXPENSES LOAN AGREEMENT is made on the [Day] [Month] 2005

BETWEEN:

(1) THE ROYAL BANK OF SCOTLAND, PLC, a bank incorporated in Scotland, whose registered office is located at 36 St Andrew Square, Edinburgh EH2 2YB (the "LENDER");

(2) ARRAN FUNDING LIMITED, a private limited liability company incorporated in Jersey, whose registered office is located at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands. (the "ISSUER"); and

(3) THE BANK OF NEW YORK, acting through its London branch, whose principal place of business is at One Canada Square, London E14 5AL, England (the "NOTE TRUSTEE").

WHEREAS:

(A) The Issuer proposes to issue series of Notes under a MTN programme established between, inter alios, the Issuer, and The Bank of New York in its capacity as Note Trustee.

(B) Each Series will be constituted by the Arran Funding Note Trust Deed and the relevant Arran Funding Note Trust Deed Supplement executed on or about the relevant Closing Date.

(C) On any Closing Date on which the Issuer issues further Notes, the Lender may, at the discretion of the Lender, advance additional funds to the Issuer to provide for the payment of certain costs and expenses of the Issuer associated with the issue of the further Notes and towards funding a purchase (or further purchase) of Loan Notes from the Loan
       Note Issuer, all on the terms and subject to the conditions contained herein.

(D) The Note Trustee has agreed to act as trustee of the Security Documents for each Series and to hold the Security on trust for the Secured Creditors on the terms and conditions contained in the Arran Funding Note Trust Deed and any relevant Arran Funding Note Trust Deed Supplement.

IT IS HEREBY AGREED as follows:-

1.     INTERPRETATION

1.1    DEFINITIONS

       Unless otherwise defined in this Agreement or the context requires otherwise, words and expressions used in this Agreement have the meanings and constructions ascribed to them in the Master Definitions Schedule set out in Schedule 1 (Master Definitions Schedule) of the Arran Funding Master Framework Agreement which is dated on or about the date of this Agreement and made between, inter alios, the Issuer and the Note Trustee.

1.2    INCORPORATION OF COMMON TERMS

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       The Common Terms apply to this Agreement and shall be binding on the parties to this Agreement as if set out in full in this Agreement.

1.3    CONFLICT WITH COMMON TERMS

       If there is any conflict between the provisions of the Common Terms and the provisions of this Agreement, the provisions of this Agreement shall prevail.

1.4    ADDITIONAL DEFINITIONS

       "ACQUISITION" has the meaning set out in the Receivables Trust Deed and Trust Cash Management Agreement;

       "ADVANCE" has the meaning set out in Clause 2 (The Facility);

       "AMORTISATION SCHEDULE" shall have the meaning set out in Clause 3.9 (Utilisation);

       "APPLICABLE MARGIN" means, 1 per cent in respect of the Initial Advance and in respect of each other Advance, the margin detailed in the relevant Utilisation Notice for such Advance;

       "CONSOLIDATION DATE" means in relation to an outstanding Advance if more than one Advance has been made under this Expenses Loan Agreement, the Initial Interest Payment Date in relation to that Advance as specified in the relevant accompanying Amortisation Schedule;

       "EXPENSES LOAN" means the aggregate of any Advances from time to time outstanding as such amount is reduced or increased from time to time by repayments or further advances hereunder;

       "FACILITY LIMIT" means any amount as may be increased from time to time and as agreed by the Lender and specified in a Utilisation Notice;

       "FACILITY" means the subordinated expenses loan facility the terms and conditions of which are set out in this Expenses Loan Agreement;

       "FINAL REPAYMENT DATE" means on any date of determination the final Interest Payment Date specified on such date in the relevant Amortisation Schedule;

       "FIRST SERIES" means the first series of Notes issued by the Issuer;

       "INITIAL ADVANCE AMORTISATION SCHEDULE" has the meaning set out in Clause 3.9 (Utilisation);

       "INITIAL ADVANCE" has the meaning set out in Clause 3.1 (Utilisation);

       "INITIAL CLOSING DATE" means [ ] or such other date as shall be agreed between all relevant parties for the closing of the issue of the First Series;

       "INITIAL INTEREST PAYMENT DATE" means [ ] being the first Interest Payment Date in respect of the Initial Advance as specified in the Amortisation Schedule for the Initial Advance and thereafter in respect of each subsequent Advance the first Interest Payment Date specified in the Amortisation Schedule for such Advance;

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       "INTEREST PERIOD" means, for the purposes of this Expenses Loan
       Agreement with respect to any Interest Payment Date, the period from and including the Interest Payment Date immediately preceding such Interest Payment Date to but excluding such Interest Payment Date, PROVIDED THAT the initial Interest Period in respect of an Advance shall commence on and include the Closing Date on which such Advance was made and end on but exclude the Initial Interest Payment Date in respect of such Advance as stipulated in the Amortisation Schedule for such Advance;

       "INVESTOR BENEFICIARY" means any Person in its capacity as an investor beneficiary of the Receivables Trust;

       "LIBOR" means the RBS column rate (expressed as a rate per annum) for one month sterling deposits as at 11.00 a.m. (London time) on the first Business Day of the relevant Interest Period (or in the case of the first Interest Period on the Loan Date), as displayed on LIBOR08 on Reuters or such other page or pages as may replace LIBOR08 on that service for the purpose of displaying such information as determined by the Lender.

       "RELEVANT ADVANCE" means an Advance forwarded by the Lender in respect of a particular Series of Notes;

       "REPAYMENT AMOUNT" has the meaning given to it in Clause 5 (Repayment) of this Expenses Loan Agreement;

       "REPAYMENT DATE" has the meaning given to it in Clause 5 (Repayment) of this Expenses Loan Agreement;

       "UTILISATION CONFIRMATION" means a notice in substantially the form of
       Schedule 5 from the Issuer confirming the terms of the Utilisation
       Notice;

       "UTILISATION DATE" means the Closing Date for an Advance which has been requested as specified in the Utilisation Request in respect of such Advance;

       "UTILISATION NOTICE" means a notice in substantially the form of
       Schedule 4 (Utilisation Notice) specifying the terms on which an Advance will be made by the Lender to the Issuer;

       "UTILISATION REQUEST" shall mean a notice in substantially the form of
       Schedule 3 (Utilisation Request) requesting an Advance under the
       Facility.

1.5    OBLIGOR/OBLIGEE

       Paragraph 1 (Further Assurance) of the Common Terms applies to this Agreement as if set out in full in this Agreement and as if the Issuer were the Obligor and the Lender and the Note Trustee were each Obligees for the purposes of such Paragraph.

1.6    GOVERNING LAW AND JURISDICTION

       This Agreement and all matters arising from or connected with it shall be governed by English law in accordance with Paragraph 26 (Governing
       Law) of the Common Terms. Paragraph 27 (Jurisdiction) of the Common Terms applies to this Agreement as if set out in full in this Agreement.

1.7    REPRESENTATIONS AND WARRANTIES

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       The Issuer gives certain representations and warranties on each Drawdown and Interest Payment Date on the terms set out in Schedule 4 (Issuer's Representations and Warranties) of the Arran Funding Master Framework Agreement.

1.8 The headings in this Expenses Loan Agreement shall not affect its interpretation.

1.9 Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other genders and words denoting persons only shall include firms and corporations and vice versa.

1.10 Save where the contrary is indicated, any reference in this Expenses Loan Agreement to this Expenses Loan Agreement or any other agreement or document shall be construed as a reference to this Expenses Loan Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be amended, varied, novated or supplemented.

2.     THE FACILITY

2.1 Subject to the terms of this Expenses Loan Agreement, the Lender hereby makes available to the Issuer an uncommitted unsecured term loan facility in an aggregate amount equal to the Facility Limit.

2.2 On each Closing Date, simultaneously with the issue of any Series of Notes by the Issuer, the Lender will, if it has determined that it will make an Advance and has received a Utilisation Confirmation, advance to the Issuer for the credit of the Issuer Distribution Account an amount (each an "ADVANCE") to be applied with the net proceeds of the issue of the relevant Notes to provide for the payment of certain costs and expenses of the Issuer associated with the issue of the Notes (including the costs and expenses of the Issuer) and towards funding a purchase (or further purchase) of a Loan Note from the Loan Note Issuer.

3.     UTILISATION

3.1 Subject to the provisions of Clauses 3.2 to 3.9 below, simultaneously with the completion of the issue of the First Series on the Initial Closing Date, the Lender will make an Advance to the Issuer for the credit of the Issuer Distribution Account in the amount of [POUND] [*] (the "INITIAL ADVANCE").

3.2 The Issuer may seek to utilise the Facility on any Closing Date by delivering to the Lender by no later than the close of business on the Business Day prior to such Closing Date a Utilisation Request.

3.3 Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:

       (i) the proposed Utilisation Date is a Business Day which corresponds with a Closing Date; and

       (ii) it specifies the amount of the Advance to be made pursuant to the Utilisation Request.

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3.4    Only one Advance may be requested in each Utilisation Request.

3.5 The Issuer is deemed to repeat the representations referred to in Clause 1.7 (Representations and Warranties) on the date of each Utilisation Request, each Utilisation Confirmation and each Closing Date.

3.6 If the Lender decides and subject to such conditions precedent as it may request, in its absolute discretion, to make an Advance, not including the Initial Advance, pursuant to the Utilisation Request, the Lender will deliver to the Issuer, by no later than the close of business on the Business Day prior to the Closing Date on which an Advance is to be made, a Utilisation Notice specifying the terms on which the Advance will be made including, without limitation, the Applicable Margin in respect of the Advance.

3.7 The Lender may also specify in a Utilisation Notice any increase which it proposes to make to the Facility Limit.

3.8 By no later than the close of business on the Business Day prior to the Closing Date on which an Advance is to be made, the Issuer will deliver a Utilisation Confirmation to the Lender confirming the terms of the Advance and the increase in the Facility Limit (if any) as set out in the Utilisation Notice.

3.9 On the Closing Date on which an Advance is to be made following the receipt of a Utilisation Confirmation, the Lender will deliver to the Issuer an amortisation schedule in respect of that advance in substantially the form of Schedule 2 (Amortisation Schedule) attached hereto setting out the Repayment Amounts to be paid in relation to each such Advance as well as clearly specifying the Initial Interest Payment Date in relation to such Advance (an "AMORTISATION SCHEDULE") PROVIDED, HOWEVER, that in respect of the Initial Advance, the Lender will deliver to the Issuer an amortisation schedule in substantially the form of
       Schedule 1 (Initial Advance Amortisation Schedule) (the "INITIAL ADVANCE AMORTISATION SCHEDULE").

4.     INTEREST

4.1 The periods for which the any outstanding Advance is outstanding hereunder will be divided into periods which will correspond with the Interest Periods.

4.2 Subject to Clause 7 (Enforcement Event), the Issuer will pay interest on any and all outstanding Advances, at the rate per annum which is the aggregate of (i) the Applicable Margin, and (ii) LIBOR for the relevant Interest Period. Interest will accrue from day to day and will be calculated on the basis of actual days elapsed and a year of 365 days (or 366 days if the relevant Interest Period ends in a leap year) and will be (subject to Clause 7 (Enforcement Event)) payable in arrear on each Interest Payment Date.

4.3 To the extent that the aggregate of the monies available to the Issuer in respect of any Series, as credited to the relevant Expenses Loan Ledger, on any Interest Payment Date is less than the amount of interest then due to the Lender in respect of any and all Relevant Advances made in relation to that Series after taking into account all other payments to be made therefrom on such date in accordance with the Arran Funding Note Trust Deed and the relevant Arran Funding Note Trust Deed Supplement in priority to such interest, payment of the amount of the shortfall in respect of that Series ("RELEVANT

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       DEFERRED INTEREST") will be deferred to the extent of available funds until the next Interest Payment Date thereafter on which funds are available to the Issuer to pay such Relevant Deferred Interest; PROVIDED HOWEVER, that if any Relevant Deferred Interest remains outstanding after the relevant Final Repayment Date, the Relevant Deferred Interest will be repaid on the next and subsequent Interest Payment Date to the extent funds are available for such purpose and any liability in excess of such available funds shall be extinguished.

4.4 Any payments made by the Issuer under this Expenses Loan Agreement will be paid after deduction of withholding for tax where such deduction or withholding is required by law and there will be no obligation on the Issuer to pay any additional amounts in respect of such withholding or deduction notwithstanding the term of any other documents to which it is a party.

4.5 The Lender will promptly notify the Issuer and the Trust Cash Manager of each determination of LIBOR made pursuant to this Expenses Loan Agreement.

4.6 In the absence of manifest error, a statement made by the Lender as to any amount of interest payable pursuant to this Clause 4 will be conclusive.

5.     REPAYMENT

5.1 The Issuer shall procure that sums received on each Interest Payment Date from the Loan Note Issuer, identified as principal amounts for the repayment of the Advance are:

               (a)     deposited in the Issuer Distribution Account; and

               (b) credited to the relevant Expenses Loan Ledger for that Series.

5.2 Subject to Clause 7 (Enforcement Event) and the provisions of this Clause 5, any outstanding Advance will be repaid in monthly instalments on each Interest Payment Date as set out in the Amortisation Schedule then in effect in relation to that Series.

5.3 Each date on which an Advance will be repayable in whole or in an instalment as stated in the relevant Amortisation Schedule will be a "REPAYMENT DATE" and each amount so repayable a "REPAYMENT AMOUNT".

5.4 Subject to Clause 5.5 (Repayment) below, to the extent monies available to the Issuer in the Issuer Distribution Account in respect of any Series, as credited to the relevant Series Expenses Loan Ledger in accordance with the terms of the Arran Funding Note Trust Deed and the relevant Arran Funding Note Trust Deed Supplement thereto, are on any Repayment Date insufficient to pay in full any Repayment Amount then due in respect of that Series (after taking into account all other payments to be made therefrom on such date in accordance with the Arran Funding Note Trust Deed and supplements thereto), such Repayment Amount will be reduced by the amount of such shortfall and the next Repayment Amount in respect of any outstanding Advance in relation to that Series increased by the same amount; PROVIDED HOWEVER, that if any part of any outstanding Relevant Advance made in relation to that Series ("RELEVANT DEFERRED PRINCIPAL") remains outstanding after the Final Repayment Date, the Relevant Deferred Principal will be repaid on the next and subsequent Interest Payment Date to the extent funds are

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       available for such purpose and any liability in excess of such available funds shall be extinguished.

5.5 In the event that a Rapid Amortisation Period or Regulated Amortisation Period commences in respect of the related Loan Note of a particular Series then, on each subsequent Repayment Date during such period, the Repayment Amount scheduled to be paid on that date pursuant to Clause
       5.1 or Clause 5.2 will be the amount which is the lesser of (i) the amount standing to the credit of the relevant Series Expenses Loan Ledger of such Series at such time which has been allocated in accordance with the relevant Arran Funding Note Trust Deed Supplement relating to such Series towards payment of additional amounts in respect of the Expenses Loan and (ii) the amount of the Expenses Loan outstanding at such time.

6.     PREPAYMENT

6.1 The Issuer may prepay the whole or any part of the Expenses Loan on any Interest Payment Date to the extent of available funds available for such purpose. Any amounts agreed with the Lender to be prepaid in accordance with this Clause 6.1 will be additional amounts for the purposes of Clause [*] of the relevant Arran Funding Note Trust Deed Supplement.

6.2 Any prepayment will on that Interest Payment Date first reduce the amount payable in respect of the Repayment Amounts which are payable on the Repayment Date furthest in time from such Interest Payment Date in priority to the Repayment Amounts payable on any other Interest Payment Date.

7.     ENFORCEMENT EVENT

       If the Note Trustee serves a Enforcement Notice on the Issuer pursuant to the terms of any Note it will forthwith provide a copy thereof to the Lender and the Lender may, by notice to the Issuer, declare all or any part of the Expenses Loan, together with all interest thereon, subject always to Clause 8 (Enforcement and Subordination), to be immediately due and repayable.

8.     ENFORCEMENT AND SUBORDINATION

8.1 The Lender agrees with the Note Trustee and the Issuer to be bound by the terms of the Arran Funding Note Trust Deed and each of the Arran Funding Note Trust Deed Supplements and in particular confirms that no sum, whether in respect of principal or interest or otherwise relating to the Expenses Loan, will be due and payable by the Issuer except in accordance with the priority of payments provided for in the Arran Funding Note Trust Deed and each of the Arran Funding Note Trust Deed Supplements, as applicable, unless and until all sums thereby required to be paid or provided for in priority thereto in relation to such series have been paid or will be discharged in full.

8.2 The Lender will not take any steps for the purpose of receiving any debts whatsoever owing to it by the Issuer pursuant to this Expenses Loan Agreement or enforcing any rights arising out of this Expenses Loan Agreement against the Issuer or procuring the winding-up, administration or liquidation of the Issuer in respect of any of its liabilities whatsoever.

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8.3    The Lender agrees that it will not take any action or proceedings against the Issuer to recover any amounts due and payable by the Issuer to the Lender under this Expenses Loan Agreement, except to the extent that the Issuer has sufficient assets to meet the Lender's claim in full having taken into account all other liabilities both actual and contingent of the Issuer which rank in priority to its liabilities to the Lender under this Expenses Loan Agreement and so that the Issuer will not be obliged to make any payment to the Lender hereunder if and to the extent that the making of such payment would cause or be likely to cause the Issuer to be or become unable to pay its debts as they fall due.

8.4 Without prejudice to the foregoing provisions of this Clause, the Lender hereby covenants with the Issuer and the Note Trustee that if, whether in the liquidation of the Issuer or otherwise (and notwithstanding the provisions of this Clause 8.4), any payment (which shall include any set-off, combination or withholding) is received by it in respect of the Expenses Loan or any interest thereon other than in accordance with the terms of this Agreement and the Arran Funding Note Trust Deed the amount so paid will be paid over to the Note Trustee forthwith upon receipt; PROVIDED HOWEVER, that this Clause 8.4 will have effect only to the extent that it does not constitute or create and is not deemed to constitute or create any mortgage, charge or other security interest of any kind; PROVIDED, FURTHER, HOWEVER, that as between the Note Trustee and the Issuer or any liquidator thereof such amounts paid under this Clause 8.4 will be deemed to be paid and as between the Lender and the Issuer or any liquidator thereof such amounts paid under this Clause 8.4 will be deemed not to have been paid.

8.5 The Lender hereby covenants with the Note Trustee that it will not set off or claim to set off the Expenses Loan or any interest thereon or any part of either thereof against any liability owed by it to the Issuer.

8.6 The Lender hereby covenants with the Issuer that it will not take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of the Issuer or of any or all of the revenues and assets of any of them.

9.     FEES

       Each of the parties hereto (other than the Note Trustee) will bear its own costs and expenses in connection with the negotiation, preparation and execution of this Expenses Loan Agreement (which in the case of the Issuer may be funded by the Initial Advance) and no fees will be payable in connection herewith.

10.    SECTION 349 BANK

       The Lender warrants that it is a Bank as defined for the purposes of
       Section 349 of the Income and Corporation Taxes Act 1988 and will be within the charge to United Kingdom corporation tax as respects all amounts regarded as interest for United Kingdom tax purposes received by it under this Agreement.

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11.    ASSIGNMENT

       Each of the parties hereto agree that the Lender may not assign its rights hereunder and that the rights of the Issuer hereunder may only be assigned to the Note Trustee.

12.    INFORMATION, BENEFIT

12.1 The Lender shall provide to the Note Trustee such information and evidence in respect of any dealing between the Issuer and the Lender under this Expenses Loan Agreement or otherwise as the Note Trustee may request for the purpose of discharging the duties, trusts, powers, authorities and discretions vested in the Note Trustee in or under the Relevant Documents or by operation of law and the Issuer hereby waives any right or duty of confidentiality which it may have or which may be owed to it by the Lender in respect of such information and evidence.

IN WITNESS WHEREOF the parties hereto have signed and executed this Expenses Loan Agreement the day and year first above written.

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                                  SCHEDULE 1
                     INITIAL ADVANCE AMORTISATION SCHEDULE

The Initial Interest Payment Date in relation to the Initial Advance will be [ ].

The Applicable Margin in respect of the Initial Advance will be [ ]%.

               ** PERIOD REPRESENTS MONTH IN WHICH AMOUNTS ARE TO BE PAID **

                   PERIOD   BEG BALANCE     PRINCIPAL     END BALANCE

           1
           2
           3
           4
           5
           6
           7
           8
           9
           10
           11
           12
           13
           14
           15
           16
           17
           18
           19
           20

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                                  SCHEDULE 2
               AMORTISATION SCHEDULE IN RELATION TO THE ADVANCE
                                  MADE ON [*]

The Initial Interest Payment Date in relation to the Advance will be [*].

The Applicable Margin in respect of the Advance will be [*]%.

               ** PERIOD REPRESENTS MONTH IN WHICH AMOUNTS ARE TO BE PAID **

                   PERIOD   BEG BALANCE     PRINCIPAL     END BALANCE

           1
           2
           3
           4
           5
           6
           7
           8
           9
           10
           11
           12
           13
           14
           15
           16
           17
           18
           19
           20

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                                  SCHEDULE 3
                              UTILISATION REQUEST

From:          Arran Funding Limited

To:            The Royal Bank of Scotland plc
               135 Bishopsgate
               London
               EC2M 3UR

Attention:     Dean Fensome

Dated:         [*]

Dear Sirs

                ARRAN FUNDING LIMITED - EXPENSES LOAN AGREEMENT
          DATED [DAY] [MONTH] [YEAR] (THE "EXPENSES LOAN AGREEMENT")

1. We refer to the Expenses Loan Agreement. This is a Utilisation Request as defined in the Expenses Loan Agreement. Terms defined in the Expenses Loan Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

2.     We wish to borrow an Advance on the following terms:

       Closing Date in respect of which Advance requested:           [*]

       Amount:                                                       [*]

3.     The proceeds of this Advance should be credited to [account].

4. We confirm that each of the representations referred to in Clause 1.7 (Representations and Warranties) of the Expenses Loan Agreement is repeated as at the date hereof.

5.     This Utilisation Request is irrevocable.

                               Yours faithfully

                        ................................

                            authorised signatory for
                             ARRAN FUNDING LIMITED

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                                  SCHEDULE 4
                               UTILISATION NOTICE

From:          The Royal Bank of Scotland plc
               135 Bishopsgate
               London
               EC2M 3UR

Attention:     Dean Fensome

To:            Arran Funding Limited

Dated:         [*]

Dear Sirs

                ARRAN FUNDING LIMITED - EXPENSES LOAN AGREEMENT
          DATED [DAY] [MONTH] [YEAR] (THE "EXPENSES LOAN AGREEMENT")

1. We refer to the Expenses Loan Agreement. This is a Utilisation Notice as defined in the Expenses Loan Agreement. Terms defined in the Expenses Loan Agreement have the same meaning in this Utilisation Notice unless given a different meaning in this Utilisation Notice.

2. Further to the Utilisation Request dated [*] requesting an Advance in the amount of [POUND][*] to be made on [*], we hereby notify you of our agreement to make an Advance subject to the following terms:

       Amount:                                                       [*]

       Applicable Margin:                                            [*]

       Closing Date on which Advance to be made:                     [*]

       Initial Interest Payment Date:                                [*]

       Applicable Margin to apply to Aggregate Advance as of [*]:    [*]

       New Facility Limit                                            [*]

3. We will provide you with an Amortisation Schedule in respect of the Advance on the Closing Date on which the advance is to be made as specified above.

4. Upon receipt of this Utilisation Notice, please confirm your agreement to the terms of the Advance by signing and returning a Utilisation Confirmation by no later than [5]pm on the Business Day prior to the Closing Date on which the Advance is to be made.

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                                Yours faithfully

                        ................................

                           authorised signatory for
                        THE ROYAL BANK OF SCOTLAND PLC

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                                  SCHEDULE 5
                            UTILISATION CONFIRMATION

From:          Arran Funding Limited

To:            The Royal Bank of Scotland plc
               135 Bishopsgate
               London
               EC2M 3UR

Attention:     Dean Fensome

Dated:         [*]

Dear Sirs

                ARRAN FUNDING LIMITED - EXPENSES LOAN AGREEMENT
          DATED [DAY] [MONTH] [YEAR] (THE "EXPENSES LOAN AGREEMENT")

5. We refer to the Expenses Loan Agreement. This is a Utilisation Confirmation as defined in the Expenses Loan Agreement. Terms defined in the Expenses Loan Agreement have the same meaning in this Utilisation Confirmation unless given a different meaning in this Utilisation Confirmation.

6. We hereby notify you of our agreement to the terms of the Advance specified in the Utilisation Notice dated [*].

7.     The proceeds of the Advance should be credited to [account].

                                Yours faithfully

                        ................................

                           authorised signatory for
                             ARRAN FUNDING LIMITED

                                EXECUTION PAGE

ARRAN FUNDING LIMITED
By:

Process Agent:
Clifford Chance Secretaries Limited
10 Upper Bank Street
London E14 5JJ

THE BANK OF NEW YORK, LONDON BRANCH
By:

[THE ROYAL BANK OF SCOTLAND PLC]
By:

                                    - 17 -